                                                                   EXHIBIT 99.11

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Trustees
Republic Funds:

We consent to the use of our reports, dated November 7, 1997 and December 12, 1997, incorporated herein by reference and to the references to our firm under the captions "FINANCIAL HIGHLIGHTS" in the prospectus and "Independent Auditors" in the statements of additional information included herein.

                                                   KPMG Peat Marwick LLP


Boston, Massachusetts
January 28, 1998